United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 30, 2019

Date of Report (Date of earliest event reported)

CM Seven Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-220510	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3796 2750

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

At the request of the Nasdaq Stock Market, CM Seven Star Acquisition Corporation (“CM Seven Star”) is publishing the below beneficial ownership table reflecting the anticipated beneficial ownership table of CM Seven Star following its business combination (the “Business Combination”) with Kaixin Auto Group.

Beneficial Ownership Table

The following tables sets forth information regarding the beneficial ownership of CM Seven Star’s ordinary shares and preferred shares immediately after the consummation of the Business Combination by:

●	each person known to CM Seven Star who will be the beneficial owner of more than 5% of any class of its stock immediately after the Business Combination;

●	each of its officers and directors;

●	all of its officers and directors as a group.

Unless otherwise indicated, CM Seven Star believes that all persons named in the table will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all CM Seven Star securities beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, CM Seven Star believes, based on the information furnished to it, that the persons and entities named in the table below will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All CM Seven Star stock subject to options or warrants exercisable within 60 days of the consummation of the Acquisition are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 39,445,127 ordinary shares of CM Seven Star to be outstanding upon consummation of the Acquisition.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares		Approximate Percentage of Outstanding Shares of Ordinary Shares
Chen Ji	365,413	(3)	*
Thomas Jintao Ren	94,398	(3)	*
Jun Ma	23,575	(3)	*
Jinfeng Xie	248,847	(3)	*
Xiaoguang Li	22,003	(3)	*
Suli Cui	60,902	(3)	*
Lin Zhu	5,501	(3)	*
Joseph Chen	—		—
James Jian Liu	685,148	(3)	1.71%
Tianruo Pu	393	(3)	*
Lin Cong	393	(3)	*
Sing Wang	393	(3)	*
Shareholder Value Fund	5,199,572		13.18%
Renren, Inc.(2)	28,284,300		71.70%
All directors and officers as a group (12 individuals)	1,506,966	(3)	3.68%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o CM Seven Star Acquisition Corporation, Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong.
(2)	The address of Renren is 5F, North Wing, 18 Jiuxianqiao Middle Road, Beijing, 100016, People’s Republic of China. Renren is a reporting company under the Exchange Act which is listed on the New York Stock Exchange.
(3)	Consists of shares of common stock issuable upon exercise of options to be granted subsequent to the date of this filing under the company’s equity incentive plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2019

CM SEVEN STAR ACQUISITION CORPORATION

By:	/s/ Sing Wang
Name: Sing Wang
Title: Chief Executive Officer